SUB ITEM 77Q3

(a)  (i) 	Based upon their evaluation of the registrant's
		disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal accounting officer and chairman of the board, chief executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant in the reports it files or submits under the Securities
		Exchange Act of 1934, as amended (the "1934 Act"), is recorded, processed, summarized and reported in substantial compliance with the 1934 Act and the Commission's rules and forms thereunder.

(ii)		There were no significant changes in the registrant's
		internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation.

(iii) CERTIFICATIONS

I, R. Jay Gerken, certify that:

1.	I have reviewed this report on Form N-SAR of The Travelers
	Timed Growth and Income Stock Account for Variable Annuities;

2.	Based on my knowledge, this report does not contain any untrue
	statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report:

3.	Based on my knowledge, the financial information included in this
	report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officers and I are responsible
	for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

(a) 	designed such disclosure controls and procedures to ensure
	that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)  	evaluated the effectiveness of the registrant's disclosure
	controls and procedures as of a date within 90 days prior to the filing date of this report 12/31/2002; and

(c) 	presented in this report our conclusions about the
	effectiveness of the disclosure controls and procedures based on our evaluation as of 2/27/2003;

5.	The registrant's other certifying officers and I have
	disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)  	all significant deficiencies in the design or operation
	of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b)  	any fraud, whether or not material, that involves management
	or other employees who have a significant role in the registrant's internal controls; and

6.	The registrant's other certifying officers and I have indicated
	in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


	/s/R. Jay Gerken	Chairman of the Board and Chief Executive
				Officer
	Date  2/27/2003		Title




I, David A. Golino, certify that:

1.	I have reviewed this report on Form N-SAR of The Travelers
	Timed Growth and Income Stock Account for Variable Annuities;

2.	Based on my knowledge, this report does not contain any untrue
	statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report:

3.	Based on my knowledge, the financial information included in this
	report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officers and I are responsible
	for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

(a) 	designed such disclosure controls and procedures to ensure
	that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)  	evaluated the effectiveness of the registrant's disclosure
	controls and procedures as of a date within 90 days prior to the filing date of this report 12/31/2002; and

(c) 	presented in this report our conclusions about the
	effectiveness of the disclosure controls and procedures based on our evaluation as of 2/27/2003;

5.	The registrant's other certifying officers and I have
	disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)  	all significant deficiencies in the design or operation
	of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b)  	any fraud, whether or not material, that involves management
	or other employees who have a significant role in the registrant's internal controls; and

6.	The registrant's other certifying officers and I have indicated
	in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


	/s/David A. Golino		Principal Accounting Officer
	Date  2/27/2003			Title